Fees Summary	Jul. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 36,613,935.59
Previously Paid Amount	4,868.05
Total Fee Amount	5,056.38
Total Offset Amount	0.00
Net Fee	$ 188.33